Bank Loans - Schedule of the Repayment Schedule for the Bank Loans (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Schedule of the Repayment Schedule for the Bank Loans [Abstract]
2026	$ 46,147
2027	4,442
2028	20,311
2029	2,414
20330	2,644
Thereafter	7,126
Total	$ 83,084	$ 81,253